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                                                                    EXHIBIT 10.1

           AMENDMENT NO. 4 TO TRANSFER AND ADMINISTRATION AGREEMENT


          AMENDMENT NO. 4 (this "Amendment"), dated as of April 1, 1997, TO
                                 ---------
TRANSFER AND ADMINISTRATION AGREEMENT dated as of April 1, 1996, as amended as of September 25, 1996, December 5, 1996 and February 1, 1997, by and among CSI FUNDING INC., a Delaware corporation, as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"), COMPUCOM
                                                         ----------
SYSTEMS, INC., a Delaware corporation, as collection agent (hereinafter, together with its successors and assigns in such capacity, called the

"Collection Agent"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation
-----------------
(hereinafter, together with its successors and assigns, called the "Company")
                                                                    -------
and NATIONSBANK, N.A., a national banking association, as agent for the benefit of the Company and the Bank Investors (hereinafter, together with its successors and assigns in such capacity, called the "Agent").
                                          -----


                             W I T N E S S E T H :
                             --------------------


          WHEREAS, the Transferor, the Collection Agent, the Company and the Agent have entered into a Transfer and Administration Agreement, dated as of April 1, 1996 (such agreement, as amended to the date hereof, the "Agreement");
                                                                   ---------

          WHEREAS, the parties hereto have entered into a certain letter agreement, dated March 25, 1997, a copy of which is attached hereto as Exhibit A, the terms of which the parties hereto desire to incorporate into this Amendment; and

          WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Defined Terms.  Unless otherwise defined herein, the terms
                      -------------
used herein shall have the
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meanings assigned to such terms in, or incorporated by reference into, the
Agreement.

          SECTION 2.  Amendments to Agreement.  The Agreement is hereby
                      -----------------------
amended, effective on the Effective Date, as follows:

          (a)  Section 2.13 shall be deleted in its entirety; and

          (b) Section 2(f) of Amendment No. 1, dated as of September 25, 1996, to the Agreement, shall be amended by deleting the words "Pursuant to the terms of Section 5.1(j)" and by replacing them with the words "Pursuant to the terms of Section 5.2(j)".

          (c) The definition of "Commitment Termination Date" in Section 1.1 shall be deleted in its entirety and replaced with the following definition, effective as of March 25, 1997:

               "Commitment Termination Date" means December 31, 1997, or such
                ---------------------------
     later date to which the Commitment Termination Date may be extended by the Transferor, the Agent and the Bank Investors.

          SECTION 3.  Effectiveness.  This Amendment shall become effective
                      -------------
on April 1, 1997 (the "Effective Date").
                       --------------

          SECTION 4.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          SECTION 5.  Consents; Binding Effect.  The execution and delivery by
                      ------------------------
the Company, the Transferor, the Collection Agent and the Agent of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                                       2
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          SECTION 6.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          SECTION 7.  Severability of Provisions.   Any provision of this
                      --------------------------
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8.  Captions.  The captions in this Amendment are for
                      --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.  Agreement to Remain in Full Force and Effect.  Except as
                      --------------------------------------------
amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
4 to Transfer and Administration Agreement to be executed as of the date and year first above written.


                                         ENTERPRISE FUNDING CORPORATION,
                                           as Company


                                         By /s/ STEWART L. CUTLER
                                            ------------------------------------
                                         Name: Stewart L. Cutler
                                         Title: Vice President


                                         CSI FUNDING INC., as Transferor


                                         By /s/ DAN LANE
                                            ------------------------------------
                                         Name: Dan Lane
                                         Title: Vice President


                                         COMPUCOM SYSTEMS, INC.,
                                           as Collection Agent


                                         By /s/ DANIEL CELONI
                                            ------------------------------------
                                         Name: Daniel Celoni
                                         Title: Treasurer


                                         NATIONSBANK, N.A., as Agent
                                           and as Bank Investor


                                         By: /s/ STAN MEIHAUS
                                             -----------------------------------
                                         Name: Stan Meihaus
                                         Title: Vice President

                                       4
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                                                                       EXHIBIT A


[NATIONSBANK LETTERHEAD APPEARS HERE]


March 25, 1997


Mr. Dan Lane
Vice President and Secretary
CSI Funding, Inc.
10100 North Central Expressway
Dallas, Texas  75231

Dear Mr. Lane:

This letter is to confirm our agreement to amend the Transfer and Administration Agreement (the"TAA") dated April 1, 1996 (as amended from time to time), and the Receivables Purchase Agreement (the "RPA"), dated April 1, 1996 (as amended from time to time), by and among Enterprise Funding Corporation. NationsBank, N.A., CSI Funding, Inc., and CompuCom Systems, Inc. Capitalized terms used herein are defined in either the TAA or the RPA.

The TAA is amended as follows:

        1) The existing definition of "Commitment Termination Date" in the TAA is deleted, and a new definition inserted as follows:


        "Commitment Termination Date" means December 31, 1997, or such later
        -----------------------------
        date to which the Commitment Termination Date may be extended by the Transferor, the Agent and the Bank Investors.


        2) Section 2(1) of Amendment #1 to the TAA, dated as of September 25, 1996, is amended by deleting the phrase "Pursuant to the terms of
            Section 5.1(j)..." and replacing such term with "Pursuant to the terms of Section 5.2(j)."

The RPA is amended as follows:

        1) "Inventory Financing Agreements" is inserted as a Definition, as follows:

              "Inventory Financing Agreements" means those agreements
              --------------------------------
              specifically referenced in Section 5.1(j).

The Transferor and CompuCom hereby represent and warrant that the representations and warranties set forth in Section 3.1 of the TAA (as amended) are true and correct as of the date hereof (except those representations and warranties set forth threin which specifically relate to an earlier date). All other terms and conditions of the TAA and the RPA not amended by this letter agreement shall remain unchanged and in full force and effect.


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If this letter correctly sets forth our agreement, please sign the enclosed duplicate originals and return to:

Stan Meihaus
Vice President
NationsBank Structured Finance
NationsBank Corporate Center, 10th Floor
100 North Tryon St.
Charlotte, NC  28255

Sincerely,


NATIONSBANK, N.A., as
Administrative Agent and
Collateral Agent


/s/ Stan Meihaus
----------------------------
By: Stan Meihaus
   -------------------------
Title: Vice President
      ----------------------


ENTERPRISE FUNDING CORPORATION


/s/ Stewart L. Cutler
----------------------------

By: Stewart L. Cutler
   -------------------------
Title: Vice President
      ----------------------


CSI FUNDING, INC.


/s/ Patrick D. Lane
---------------------------

By: Patrick D. Lane
   ------------------------
Title: Vice President
      ---------------------


COMPUCOM SYSTEMS, INC.


/s/ Daniel Celoni
---------------------------

By: Daniel Celoni
   ------------------------
Title: Treasurer
      ---------------------